Exhibit 10.66


                        AMENDMENT NO. 5 TO LOAN AGREEMENT
                             DATED OCTOBER 25, 1996
               BY AND BETWEEN TANKNOLOGY-NDE INTERNATIONAL, INC.,
                           TANKNOLOGY/NDE CORPORATION,
                   TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC.,
                      PROECO, INC. AND 2368692 CANADA, INC.
                                       AND
                              BANK ONE, TEXAS, N.A.

     This Amendment No. 5 ("Fifth Amendment") to the Loan Agreement, by and among TANKNOLOGY-NDE INTERNATIONAL, INC. (formerly known as NDE ENVIRONMENTAL CORPORATION) ("NDE"), a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, PROECO, INC., a Delaware corporation, 2368692 CANADA, INC. (formerly known as TANKNOLOGY CANADA (1988) INC.), a Canadian federal corporation, TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC., a Delaware corporation, and OUTBOUND SERVICES, INC., a California corporation (collectively, "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into this 5th day of November 1998.

                              W I T N E S S E T H:

     WHEREAS, Borrower and Bank entered into the Loan Agreement on October 25, 1996, as amended by the First Amendment dated April 10, 1997, the Second Amendment dated May 20, 1997, the Third Amendment dated December 23, 1997 and the Fourth Amendment dated June 26, 1998 (the "Loan Agreement");

     WHEREAS, NDE has purchased all the outstanding common stock of Outbound Services, Inc. ("OSI") pursuant to that certain Stock Purchase Agreement dated August 7, 1998, by and among NDE, OSI and the stockholders of OSI identified in the signature page of the Stock Purchase Agreement (the "OSI Stock Purchase Agreement") (the selling stockholders of OSI hereinafter referred to as the "Sellers");

     WHEREAS, for consideration under the OSI Stock Purchase Agreement, NDE:

     (i) executed that certain promissory note dated August 7, 1997 in the face amount of $750,000 made payable to the order of Sellers (the "OSI Unsecured Note");

     (ii) granted Sellers certain non-transferable rights to purchase up to an aggregate of 500,000 fully paid and nonassessable shares of NDE's common stock as more fully described in that certain Warrant Agreement dated August 7, 1998, by and among NDE and Sellers (the "OSI Warrant Agreement");

     (iii) paid Sellers $700,000.00 in cash;

     (iv) transferred stock certificates to Sellers for 250,000 shares of NDE common stock;

     (v) agreed to either guarantee or advance funds to OSI for OSI to pay certain indebtedness of OSI in an amount not to exceed $335,000.00; and

     (vi) agreed to invest at least $500,000.00 in additional working capital in OSI.

     WHEREAS, OSI engages in the Maintenance Service Business--a type of business unrelated to Borrower's business prior to the closing of the OSI Stock Purchase Agreement;

     WHEREAS, Borrower desires that OSI become a co-Borrower under the Revolving Note;

     WHEREAS,   Borrower  desires  to  include  OSI's  accounts  receivable  and inventory in the Borrowing Base calculation;

     WHEREAS, Borrower has requested that Bank waive Borrower's non-compliance with certain covenants, insofar as such non-compliance is the result of NDE's
(i) acquisition of all the outstanding stock of OSI, (ii) indebtedness to the Sellers evidenced by the OSI Unsecured Note, (iii) payment to Sellers of $700,000.00 in cash, (iv) granting of stock warrants under the OSI Warrant Agreement, (v) transfer of stock certificates to Sellers for 250,000 shares of NDE common stock, (vi) agreement to either guarantee or advance funds to OSI for the payment of certain indebtedness, (vii) agreement to invest at least $500,000.00 in additional working capital in OSI, and (viii) Borrower's engagement in the Maintenance Service Business, all in accordance with the terms and provisions hereof;

     WHEREAS, Bank is willing to agree to the foregoing in accordance with, and subject to, the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

         I.       Amendments to Loan Agreement.

     General. By its execution of the Fifth Amendment, OSI's signature block is hereby deemed added to the other signature blocks at the end of the Loan Agreement, and, unless specified otherwise, is hereafter a co-Borrower under the Loan Agreement, as hereby amended, and does hereby assume, ratify, accept and confirm all such obligations as co-Borrower under the Loan Documents.

     Article I, DEFINITIONS, is amended by adding the following definitions:

     "Borrower" shall have the meaning ascribed to it in the introductory paragraph of the Fifth Amendment.

     "Fifth Amendment" means Amendment No. 5 to this Loan Agreement, executed by Borrower and Bank on November 5, 1998.

     "Maintenance Service Business" shall mean activities related to providing facility and equipment maintenance service management including maintenance call receiving, maintenance contractor management, maintenance cost and service performance analysis for third parties.

     "OSI" shall mean Outbound Services, Inc., a California corporation.

     "OSI Stock Purchase Agreement" means that certain Stock Purchase Agreement dated August 7, 1998, by and among NDE, OSI and the selling stockholders ("Sellers") of OSI identified in the signature page of the Stock Purchase Agreement.

     "OSI Unsecured Note" shall mean that certain promissory note dated August 7, 1998 executed by NDE in the face amount of $750,000 made payable to the order of Sellers.

     "OSI Warrant Agreement" means that certain Warrant Agreement dated August 7, 1998, by and among NDE and Sellers wherein NDE granted Sellers certain non-transferable rights to purchase up to an aggregate of 500,000 fully paid and nonassessable shares of NDE's common stock as more fully described therein.

     "Revolving Note" means that certain promissory note in the original face amount of $9,000,000.00 dated of even date with the Fifth Amendment made by the Borrower payable to the order of the Bank in the form attached as Exhibit "A-1" to the Fifth Amendment, together with all deferrals, renewals, extensions, amendments, modifications or rearrangements thereof, which promissory note shall evidence certain advances to the Borrower by the Bank pursuant to Section 2.01 of the Loan Agreement.

     "Sellers" means those selling stockholders of OSI stock pursuant to the OSI Stock Purchase Agreement.

     Article II, THE LOAN, is modified by adding the following new sections:

          2.18 Obligations of OSI. Notwithstanding anything contained herein to the contrary, while OSI is deemed a co-Borrower for all other purposes (except as otherwise noted herein), OSI is not a Borrower with respect to the Term Note.

     Article IV, REPRESENTATIONS AND WARRANTIES, is modified by adding the following new section:

          4.19 Representations and Warranties of OSI. With respect to any representations and warranties made by OSI with respect to the Notes, such representations and warranties shall be applicable only to the Revolving Note.

     Article V, AFFIRMATIVE COVENANTS, of the Loan Agreement is hereby amended by revising the following Section in its entirety to read as follows:

          5.19 Adjusted Liabilities to Adjusted Net Worth. Maintain a ratio of Adjusted Liabilities to Adjusted Net Worth of not more than 2.25 to
          1.0 through March 31, 1999; thereafter 2.00 to 1.0 through June 30, 1999; thereafter 1.75 to 1.0 through March 31, 2000; thereafter 1.25 to 1.0 through September 30, 2000; and thereafter 1.0 to 1.0.

     Article V, AFFIRMATIVE COVENANTS, is modified by adding the following new section:

          5.35 Affirmative Covenants of OSI. With respect to any affirmative covenants made by OSI with respect to the Notes, such affirmative covenants shall be applicable only to the Revolving Note.

     Article VI, NEGATIVE COVENANTS, is modified by adding the following new section:

          6.17 Negative Covenants of OSI. With respect to the any negative covenants made by OSI with respect to the Notes, such negative covenants shall be applicable only to the Revolving Note.

     Section 6.01 Other Indebtedness, as amended by the Third Amendment, is hereby further amended by moving the word "and" immediately preceding subsection
(J) to the end of such subsection and is further amended by adding the following subsection thereto:

          "(K) indebtedness as evidenced by the OSI Unsecured Note."

     Section 6.14 Capital Expenditures Limitation, as amended by the Third and Fourth Amendments, is hereby further amended by replacing the clause therein which reads "$3,000,000.00 in the 1998 fiscal year" with "$6,800,000.00 in the 1998 fiscal year".

     "Exhibit A-1," the form of Revolving Note attached to the Loan Agreement, as replaced pursuant to the Third Amendment and the Fourth Amendment is hereby replaced with Exhibit "A- 1" attached to this Fifth Amendment.

     "Exhibit B," the form of Compliance Certificate attached to the Loan Agreement, as amended by the Third and Fourth Amendments, is hereby replaced with Exhibit "B" attached to this Fifth Amendment.

     "Schedule 1.01(a), Collateral" attached to the Loan Agreement, as amended by the Second, Third and Fourth Amendments, is hereby amended by adding the following information to the end of the section entitled "Tanknology-NDE International, Inc.", subpart "(a)":

          ", Outbound Services, Inc., a California corporation",

and is further amended by adding the following information at the end of that schedule:

          "Outbound Services, Inc.
               (a) Accounts Receivables
               (b) Inventory"

     "Schedule 3.10, Collateral Documents" attached to the Loan Agreement, as amended by the Fourth Amendment, is hereby amended by adding the following information to each identified subpart:

         1. Stock Powers executed by Tanknology-NDE International, Inc.:
                  "e.    Outbound Services, Inc.;


         2. Security Agreements:
                  "e.  Outbound Services, Inc. dated November 5, 1998"

         3. Financing Statements:
                  "Outbound Services, Inc.
                  TEXAS: Secretary of State"

     "Schedule 4.01, Jurisdiction Information, etc." attached to the Loan Agreement is hereby amended by adding the following information to the end of that schedule:

                  "Outbound Services, Inc.
                           State of Incorporation:       California"

     "Schedule 4.09, Existing Indebtedness" attached to the Loan Agreement is hereby amended by adding the following information to the end of that schedule:

          $750,000 promissory note dated August 7, 1998 executed by NDE and made payable to the order of Sellers, as defined in the Loan Agreement, as amended.

     II. Certain Waivers. Bank hereby waives non-compliance by the Borrower with the covenants set forth in Sections 6.01, 6.04, 6.07, 6.08 and 6.11 of the Loan Agreement, but only to the extent that such non-compliance was the result of the Borrower's acquisition of all the outstanding stock of OSI pursuant to the terms under the OSI Stock Purchase Agreement. Notwithstanding anything that may be contained herein to the contrary, no waiver or any other provision contained herein shall serve to subordinate any of Borrower's Obligations to Bank to any of Borrower's Obligations to any third party, including, but not limited to, any of NDE's obligations to the Sellers.

     III. Certain Consents. Bank hereby consents to (i) the acquisition by NDE of, and the additional capital investment by NDE of up to $500,000 in, OSI as a wholly owned subsidiary of NDE, and (ii) the issuance of 500,000 shares of NDE stock warrants pursuant to the OSI Stock Purchase Agreement.

     IV. Conditions to the Effectiveness of the Fifth Amendment. As a condition to the effectiveness of the Fifth Amendment by Bank, Borrower has satisfied the following conditions:

          A. Receipt of Amended and Restated Revolving Note, Fifth Amendment and Certificate of Compliance. The Bank shall have received the Amended and Restated Revolving Note (the form which is attached hereto as Exhibit "A-1"), multiple counterparts of this Fifth Amendment as requested by the Bank and the Compliance Certificate duly executed by an authorized officer for each Borrower (the form of which is attached hereto as Exhibit "B");

          B. Collateral Documents. As security for the payment of the Revolving Note and the performance of the obligations of OSI under the Loan Agreement, Bank shall have received the duly executed and acknowledged Collateral Documents described on Schedule 1 attached hereto.

          C. Receipt of Certified Copy of Corporate Proceedings and Certificate of Incumbency. The Bank shall have received from each Borrower copies of all resolutions of its board of directors with respect to the transactions set forth in this Fifth Amendment and the execution of this Fifth
     Amendment, such copy or copies to be certified by the Secretary or an Assistant Secretary as being true and correct and in full force and effect as of the date hereof. In addition, the Bank shall have received from each Borrower a certificate of incumbency signed by the Secretary or an Assistant Secretary setting forth (a) the names of the officers executing this Fifth Amendment, (b) the office(s) to which such Persons have been elected and in which they presently serve and (c) an original specimen signature of each such person.

          D. Borrower's Opinion of Counsel. Bank shall have received from counsel for Borrower a written opinion in form satisfactory to Bank covering the matters set forth on Exhibit "D" attached to the Fifth Amendment.

          E. Delivery of OSI's Stock Certificate. Bank shall have received the stock certificate of Outbound Services, Inc. pursuant to the Third Amendment to Pledge and Security Agreement by and between Borrower and Bank dated of even date herewith as part of the security for Borrower's obligations under the Loan Agreement.

          F. Satisfaction of Conditions to Fifth Amendment. Upon the satisfaction of the conditions to the effectiveness of this Fifth Amendment, as set forth in this Article IV hereof, Borrower shall execute and deliver to Bank a Certificate of Compliance, and if Bank has been reasonably satisfied that such conditions have been fulfilled, Bank shall contemporaneously provide a letter to Borrower stating "Bank One, Texas, N.A. is satisfied that the conditions set forth in Article IV of the Fifth Amendment to that certain Loan Agreement dated October 25, 1996, among the Bank and Tanknology-NDE International, Inc. et al. have been fulfilled," whereupon this Fifth Amendment shall become effective.

     V. Reaffirmation of Representations and Warranties. To induce Bank to enter into this Fifth Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement, as amended, and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

          A. The execution and delivery of this Fifth Amendment and the performance by Borrower of its obligations under this Fifth Amendment are within the Borrower's corporate power, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of any agreement binding upon the Borrower.

          B. The Loan Agreement as amended by this Fifth Amendment represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

          C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

     VI. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

     VII. Reaffirmation of Loan Agreement. This Fifth Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

     VIII. Entire Agreement. The Loan Agreement, as hereby amended, embodies the entire agreement between Borrower and Bank, and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

     IX. Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Fifth Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Fifth Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

     X. Severability. Whenever possible each provision of this Fifth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Fifth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fifth Amendment.

     XI. Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     XII. Section Captions. Section captions used in this Fifth Amendment are for convenience of reference only, and shall not affect the construction of this Fifth Amendment.

     XIII. Successors and Assigns. This Fifth Amendment shall be binding upon the Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and Bank, and the respective successors and assigns of Bank.

     XIV. Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby amended or any of the other Loan Documents or to the transactions contemplated hereby.

     XV. Notice. THIS FIFTH AMENDMENT TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. `

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

                                     BORROWER:

                                     TANKNOLOGY-NDE INTERNATIONAL, INC.
                                     (formerly known as NDE ENVIRONMENTAL
                                     CORPORATION)

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                       TANKNOLOGY/NDE CORPORATION

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                       TANKNOLOGY-NDE CONSTRUCTION
                                       SERVICES, INC.

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                       PROECO, INC.

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                Jay Allen Chaffee
                                                Chairman of the Board

                                       2368692 CANADA, INC. (formerly known as
                                       TANKNOLOGY CANADA (1988) INC.)

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                               Jay Allen Chaffee
                                                President

                                       OUTBOUND SERVICES, INC.

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                               Jay Allen Chaffee
                                               Chairman of the Board

                                       BANK:

                                       BANK ONE, TEXAS, N.A.


                                       By:   //s// JO LINDA PAPADAKIS
                                          ------------------------------------
                                               Jo Linda Papadakis
                                               Vice President

                                   Schedule 1

1. Stock Power executed by Tanknology-NDE International, Inc. with respect to its shares of Outbound Services, Inc., a wholly owned subsidiary.

2.   Third   Amendment   to  Stock  Pledge  and   Security   Agreement   between
     Tanknology-NDE International, Inc. and Bank One, Texas.

3.   Security Agreement between Outbound Services, Inc. and Bank One, Texas.

4.   Financing Statement

         Outbound Services, Inc.
         TEXAS: Secretary of State

                                  EXHIBIT "A-1"

                       AMENDED AND RESTATED REVOLVING NOTE

$9,000,000.00                                                   November 5, 1998

     FOR VALUE RECEIVED, TANKNOLOGY-NDE INTERNATIONAL, INC. (formerly known as NDE ENVIRONMENTAL CORPORATION) ("NDE"), a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, PROECO, INC., a Delaware corporation, 2368692 CANADA, INC. (formerly known as TANKNOLOGY CANADA (1988) INC.), a Canadian federal corporation, TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC., a Delaware corporation, and OUTBOUND SERVICES, INC., a California corporation, all of the foregoing having an address at 8900 Shoal Creek, Bldg. 200, Austin, Texas 78757 (collectively, "Borrower") unconditionally promise to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, (herein called "Bank"), at its offices at 910 Travis, Houston, Texas 77001, the principal sum of NINE MILLION DOLLARS ($9,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Loan Agreement) made by the Bank to the Borrower pursuant to the Loan Agreement, as shown in the records of the Bank, outstanding on such date.

     The undersigned also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement; provided, however, that in no event shall such interest exceed the Maximum Rate (as hereinafter defined).

     "Maximum Rate" means the Maximum Rate of non-usurious interest permitted from day to day by Applicable Law.

     "Applicable Law" means that law in effect from time to time and applicable to this Revolving Note which lawfully permits the charging and collection of the highest permissible lawful, non-usurious rate of interest on this Revolving Note. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not

                                                                    ------------
                                                                     Initial for
                                                                  Identification
                                       A-1
accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

     This Note is the Revolving Note referred to in and is entitled to the benefits of a certain Loan Agreement, dated as of October 25, 1996, as amended by that First Amendment dated April 10, 1997, that Second Amendment dated May 20, 1997, that Third Amendment dated December 23, 1997, the Fourth Amendment dated June 26, 1998 and the Fifth Amendment dated of even date herewith (as the same may be further amended, modified, supplemented, extended, rearranged and/or restated from time to time, the "Loan Agreement"), entered into by and among Tanknology-NDE International, Inc., (f/k/a NDE Environmental Corporation) et al., as Borrower, and Bank One, Texas, National Association and secured by the Collateral Documents (as such term is defined in the Loan Agreement). Reference is hereby made to the Loan Agreement for a statement of the prepayment rights and penalties and obligations of the Borrower, a description of the properties and assets mortgaged, encumbered and assigned, the nature and extent of the security and the rights of the parties to the Collateral Documents in respect of such security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Loan Agreement, the principal balance hereof and the

                                                                    ------------
                                                                     Initial for
                                                                  Identification
                                       A-2
interest accrued hereon may be declared to be forthwith due and payable in accordance with the Loan Agreement, and any indebtedness of the holder hereof to the Borrower may be appropriated and applied hereon.

     In addition to and not in limitation of the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All parties hereto, whether as makers, endorsees, or otherwise, severally waive presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration and notice of dishonor.

     This Note is issued in substitution for, and in replacement, modification, rearrangement, renewal and extension of, but not in extinguishment of, the outstanding principal indebtedness evidenced by that certain note of Tanknology-NDE International, Inc. (f/k/a NDE Environmental Corporation), Tanknology/NDE Corporation, ProEco, Inc., 2368692 Canada, Inc. (f/k/a/ Tanknology Canada (1988) Inc.) and Tanknology-NDE Construction Services, Inc., dated June 26, 1998, payable to the order of Bank One, Texas, N.A. in the original principal sum of $9,000,000.00, (the "Prior Note"); it being acknowledged and agreed by Borrower that the indebtedness evidenced by this Note constitutes an extension and renewal of the outstanding principal indebtedness evidenced by the Prior Note, and that all security interests and other liens which secure the repayment of the Prior Note shall continue to secure the indebtedness evidenced by this Note.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     EXECUTED this 5th day of November, 1998.


                                       MAKER:

                                       TANKNOLOGY-NDE INTERNATIONAL, INC.
                                       (formerly known as NDE ENVIRONMENTAL
                                       CORPORATION)

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                  Jay Allen Chaffee
                                                  Chairman of the Board

                                       TANKNOLOGY/NDE CORPORATION

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                       PROECO, INC.

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                       2368692 CANADA, INC. (formerly known as
                                       TANKNOLOGY CANADA (1988) INC.)

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                  Jay Allen Chaffee
                                                  President


                                       TANKNOLOGY-NDE CONSTRUCTION
                                       SERVICES, INC.

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                  Jay Allen Chaffee
                                                  Chairman of the Board


                                       OUTBOUND SERVICES, INC.

                                       By:   //s// JAY ALLEN CHAFFEE
                                          ------------------------------------
                                                  Jay Allen Chaffee
                                                  Chairman of the Board

                                   EXHIBIT "B"


                             Compliance Certificate



     I,    ______________________,     the     ___________________________    of
TANKNOLOGY-NDE INTERNATIONAL, INC. (the "Company"), pursuant to Section 5.05 of the Loan Agreement dated as of October 25, 1996, as amended by the First Amendment dated April 10, 1997, the Second Amendment dated May 20, 1997, the Third Amendment dated December 23, 1997, the Fourth Amendment dated June 26, 1998, and the Fifth Amendment dated November 5, 1998 by and among BANK ONE, TEXAS, N.A. ("Bank") and the Company et al. (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

     1. No Event of Default (as defined in the Agreement) has occurred and is continuing, and no Unmatured Event of Default (as defined in the Agreement) has occurred and is continuing except for the following events (include actions taken to cure such situations):
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          --------------------------;

     2. No material adverse change has occurred in the condition, financial or otherwise, of the Company since ________________;

     3. Except as otherwise stated in the Schedule, if any, attached hereto, each of the representations and warranties of the Company contained in
          Article IV of the Agreement is true and correct in all respects; and

     4. The Company's financial condition for the month ending __________ is as follows:


       Financial Covenant          Time Period           Required Ratio                                           Actual Ratio
================================= ==============  =============================================================  ==============
(a) Net Worth                      Term of Loan    Not less than the  Consolidated  Net  Worth as of  12/31/97, with allowable  cumulative interim losses during fiscal year
                                                   1998 of not more than $1,000,000.00 (tested as of the end of each calendar quarter),  and as of 12/31/98, and thereafter, maintain  at least  the  Consolidated  Net  Worth in  effect
                                                   12/31/97  plus 70% of  Borrower's  Net Income (if  positive)
                                                   after 12/31/98.

(b) Capital Expenditures           Term of Loan    Not more than  $6,800,000 for fiscal 1998 and $2,000,000 for each year thereafter.

(c) Debt Service Coverage Ratio    Term of Loan    Not less than 1.2 to 1.0

(d) Adjusted Liabilities to        Term of Loan    9/30/98 - 3/31/99 not more than 2.25 to 1.0;  4/1/99
    Adjusted Net Worth                             6/30/99 not more than 2.00 to 1.0; 7/1/99 -  3/31/2000 not
                                                   more   than   1.75   to  1.0; 4/1/2000 - 9/30/2000 not more
                                                   than  1.25 to 1.0;  and after 9/30/2000  not more  than 1.0 to 1.0.

================================= ==============  =============================================================  ==============




This certificate is executed this ___ day of ___________ 199__.


                                            TANKNOLOGY-NDE INTERNATIONAL, INC.


                                            ------------------------------------
                                            By: ________________________________
                                            Its: _______________________________

                                   EXHIBIT "C"

             There is no Exhibit C attached to this Fifth Amendment.

                                   EXHIBIT "D"

                     Form of Opinion of Counsel for Borrower
                              Baker & Botts, L.L.P.

     (1) OSI is a corporation duly organized, existing, and in good standing under the Laws of its state of incorporation [naming such states] and is qualified to transact business and is in good standing in those states where the nature of business or property owned by it requires qualification, as set forth in Schedule 4.01 of the Loan Agreement, as amended, attached to this Fifth Amendment and made a part hereof, and, to the knowledge of such counsel, is not required to be qualified as a foreign corporation in any other jurisdiction;

     (2) OSI has the power to execute and deliver the Fifth Amendment, to borrow money thereunder, to grant the Collateral required thereunder, to execute and deliver the Collateral Documents, and to perform its obligations thereunder;

     (3) All corporate actions by OSI and all consents and approvals of any Persons necessary to the validity of the Fifth Amendment and each other document to be delivered hereunder have been duly taken or obtained, and the Fifth Amendment and the Collateral Documents, and such other documents do not conflict with any provision of the charter or by-laws of OSI, or of any applicable Laws, or any other agreement binding OSI or its property of which, after reasonable inquiry, such counsel has knowledge; and

     (4) The Fifth Amendment and Collateral Documents to be delivered hereunder have been duly executed by, and each is a valid and binding obligation of OSI; each of the foregoing documents is in all respects sufficient to achieve its purported function and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally or by general equitable principles.

                                       D-1